UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): April 7, 2005
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                             INFOSEARCH MEDIA, INC.
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                   333-97385                       90-0002618
           (Commission File Number)     (IRS Employer Identification No.)

             4086 Del Rey Avenue, Marina Del Rey, California 90292
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              (Address of principal executive offices and zip code)

                                 (310) 437-7380
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              (Registrant's telephone number, including area code)

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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      Written communications pursuant to Rule 425 under the Securities Act (17 CF 230.425)

      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On April 7, 2005, the Registrant appointed Claudio Pinkus to serve as a member of the Board of Directors. Mr. Pinkus has 25 years of strategic technology management experience and has served as Chief Operating Officer and Chief Strategy Officer of Ask Jeeves, Inc. Prior to joining Ask Jeeves, Mr. Pinkus served as Chief Executive Officer of Bowne Global Solutions.

Item 9.01 Financial Statements and Exhibits.

(c)   Exhibits

The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-B:

Exhibit No.  Description
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99.1         Press Release dated April 11, 2005

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  INFOSEARCH MEDIA, INC.



Dated: April 11, 2005             By: /s/ Frank Knuettel, II
                                      --------------------------------
                                  Name: Frank Knuettel, II
                                  Title: Chief Financial Officer

Exhibit Index

Exhibit No.  Description
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99.1         Press Release dated April 11, 2005